Exhibit 10.1

FIRST AMENDMENT

TO

CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 22, 2024, by and among INNODATA INC., a Delaware corporation (“Innodata”), INNODATA SYNODEX, LLC, a Delaware limited liability company (“Synodex”), INNODATA DOCGENIX, LLC, a Delaware limited liability company (“Docgenix”), AGILITY PR SOLUTIONS LLC, a Delaware limited liability company (“Solutions”), INNODATA SERVICES, LLC, a Delaware limited liability company (“Services”, and together with Innodata, Synodex, Docgenix, Solutions and any entity that may hereafter become party to the Credit Agreement as a Borrower, individually, a “Borrower” and collectively, “Borrowers”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”).

WHEREAS, Borrowers and Lender have entered into financing arrangements as set forth in that certain Credit Agreement, dated April 4, 2023, by and among Borrowers and Lender (as amended, restated, renewed, extended, supplemented, substituted and otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Borrowers have requested that Lender make certain amendments to the Credit Agreement in accordance with the terms hereof.

NOW, THEREFORE, upon the mutual agreements and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Credit Agreement.
2.Amendment to Credit Agreement. Clause (j) of the definition of “Eligible Accounts” set forth on Schedule 1.1(a) to the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit A to this Amendment.
3.Amendment Fee. In addition to all other fees, costs and expenses payable by Borrowers to Lender pursuant to the Credit Agreement, Borrowers shall pay to Lender an amendment fee equal to $1,000 (such fee, the “Amendment Fee”), which Amendment Fee shall be fully earned, due and payable as of the date hereof and may be charged by Lender to the Loan Account.
4.Conditions to Effectiveness.  The effectiveness of this Amendment shall be subject to the receipt by Lender of: (i) an original (or electronic copy) of this Amendment duly authorized, executed and delivered by Borrowers and (ii) the Amendment Fee.
5.Effect of this Amendment.  Except as amended pursuant hereto, no other amendments or modifications to the Credit Agreement are intended or implied and in all other respects the Credit Agreement is hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.  To the extent of conflict between the terms of this Amendment and the Credit Agreement, the terms of this Amendment shall control.
6.Further Assurances.  Borrowers shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

7.Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
8.Governing Law.  The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Texas (without giving effect to principles of conflict of laws).
9.Electronic Signatures.  This Amendment, and any notices delivered under this Amendment or the Credit Agreement, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature.  Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.  Lender reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to Lender under this Amendment or the Credit Agreement.  This Amendment, and any notices delivered under this Amendment or the Credit Agreement, may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.  Delivery of an executed counterpart of a signature page of this Amendment and any notices as set forth herein or in the Credit Agreement will be as effective as delivery of a manually executed counterpart of the Amendment or notice.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BORROWERS:

INNODATA INC.

By:	/s/ Marissa B. Espineli 5/22/24
Name: Marissa Espineli
Title: Interim CFO

INNODATA SYNODEX, LLC

By:	/s/ Marissa B. Espineli 5/22/24
Name: Marissa Espineli
Title: Interim CFO, Innodata Inc. Sole Member

INNODATA DOCGENIX, LLC

By:	/s/ Marissa B. Espineli5/22/24
Name: Marissa Espineli
Title: Interim CFO, Innodata Inc. 94% Member

AGILITY PR SOLUTIONS LLC

By:	/s/ Marissa B. Espineli5/22/24
Name: Marissa Espineli
Title: Interim CFO, Innodata Inc. Sole Member

INNODATA SERVICES, LLC

By:	/s/ Marissa B. Espineli5/22/24
Name: Marissa Espineli
Title: Interim CFO, Innodata Inc. Sole Member

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Marc Zawatsky
Name:
Title: VP